UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 283-7305

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 16, 2008, Plumas Bancorp (the “Registrant”) reported its financial results for the quarter ended June 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition.” The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In connection with the foregoing, Plumas Bancorp hereby furnishes the following exhibit:

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release dated July 16, 2008 containing unaudited financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp
(Registrant)

July 16, 2008	By:	/s/ Andrew J. Ryback

Name: Andrew J. Ryback Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 16, 2008 containing unaudited financial information.